TERMINATION AGREEMENT

         THIS TERMINATION AGREEMENT (the "Agreement") is made and entered into effective as of February 14, 2005, by and between LMIC INC., a corporation organized and existing under the laws of the State of Delaware (the "Company"), and CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "Investor").

                                    Recitals:

         WHEREAS, the Company and the Investor entered into an standby equity distribution agreement dated as of November 9, 2004 (the "Standby Equity Distribution Agreement"); a registration rights agreement dated as of November 9, 2004 (the "Registration Rights Agreement") and an escrow agreement dated as of November 9, 2004 (the "Escrow Agreement"). (Collectively, the Standby Equity Distribution Agreement, the Registration Rights Agreement, and the Escrow Agreement are referred to as the "Transaction Documents."

         NOW, THEREFORE, in consideration of the promises and the mutual promises, conditions and covenants contained herein and in the Transaction Documents and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. Termination. Each of the parties to this Agreement hereby terminate the Transaction Documents and the respective rights and obligations contained therein. As a result of this provision, none of the parties shall have any rights or obligations under or with respect to the Transaction Documents.


         IN WITNESS WHEREOF, the parties have signed and delivered this Termination Agreement on the date first set forth above.

                                      LMIC INC.

                                      By:  Payesh Jhaveri
                                         ---------------------------------------
                                      Name:  Payesh Jhaveri
                                      Title: Chief Financial Officer

                                      By:   /s/ Luis Negrete
                                           -------------------------------------
                                      Name:  Luis Negrete
                                      Title: Chief Operating Officer

                                      CORNELL CAPITAL PARTNERS, LP

                                      By: Yorkville Advisors, LLC
                                      Its: General Partner

                                      By:    /s/ Mark A. Angelo
                                         ---------------------------------------
                                      Name:  Mark A. Angelo
                                      Title: Portfolio Manager